       -----------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549-1004


                                   FORM 8-K


                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 9, 1998



                               MOBIL CORPORATION
            (Exact name of registrant as specified in its charter)


           DELAWARE                      1-7555              13-2850309
(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)



                               3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                           Telephone: (703) 846-3000
                   (Address of principal executive offices)



       -----------------------------------------------------------------

ITEM 5. OTHER EVENTS

        The following Exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

     3.  (ii)   By-Laws of Mobil Corporation, as amended to February 27, 1998.

    27.   (i)   Restated Financial Data Schedule for the year ended December
                31, 1995, submitted as restated exhibit 27 to the Annual Report on Form 10-K for the year ended December 31, 1995.

    27.  (ii)   Restated Financial Data Schedule for the quarterly period ended
                March 31, 1996, submitted as restated exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended
                March 31, 1996.

    27. (iii)   Restated Financial Data Schedule for the quarterly period ended
                June 30, 1996, submitted as restated exhibit 27 to the Quarterly
                Report on Form 10-Q for the quarterly period ended June 30, 1996.

    27.  (iv)   Restated Financial Data Schedule for the quarterly period ended
                September 30, 1996, submitted as restated exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended
                September 30, 1996.

    27.   (v)   Restated Financial Data Schedule for the year ended December
                31, 1996, submitted as restated exhibit 27 to the Annual Report on Form 10-K for the year ended December 31, 1996.

    27.  (vi)   Restated Financial Data Schedule for the quarterly period ended
                March 31, 1997, submitted as restated exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended
                March 31, 1997.

    27. (vii)   Restated Financial Data Schedule for the quarterly period ended
                June 30, 1997, submitted as restated exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended
                June 30, 1997.

    27. (viii)  Restated Financial Data Schedule for the quarterly period ended
                September 30, 1997, submitted as restated exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By                /s/ Gordon G. Garney
NAME AND TITLE   Gordon G. Garney, Senior Assistant Secretary
DATE             April 9, 1998

                                 EXHIBIT INDEX

EXHIBIT                                            SUBMISSION MEDIA
-------                                            ----------------
 3.   (ii)  By-Laws of Mobil Corporation,            Electronic
            as amended to February 27, 1998.

27.    (i)  Restated Financial Data Schedule         Electronic
            for the year ended December 31, 1995,
            submitted as restated exhibit 27 to
            the Annual Report on Form 10-K for
            the year ended December 31, 1995.

27.   (ii)  Restated Financial Data Schedule         Electronic
            for the quarterly period ended
            March 31, 1996, submitted as restated
            exhibit 27 to the Quarterly Report on
            Form 10-Q for the quarterly period
            ended March 31, 1996.

27.  (iii) Restated Financial Data Schedule          Electronic
           for the quarterly period ended
           June 30, 1996, submitted as restated
           exhibit 27 to the Quarterly Report on
           Form 10-Q for the quarterly period
           ended June 30, 1996.

 27.  (iv) Restated Financial Data Schedule          Electronic
           for the quarterly period ended
           September 30, 1996, submitted as
           restated exhibit 27 to the Quarterly
           Report on Form 10-Q for the quarterly
           period ended September 30, 1996.

 27.   (v) Restated Financial Data Schedule          Electronic
           for the year ended December 31, 1996,
           submitted as restated exhibit 27 to
           the Annual Report on Form 10-K for
           the year ended December 31, 1996.

 27.  (vi) Restated Financial Data Schedule          Electronic
           for the quarterly period ended
           March 31, 1997, submitted as restated
           exhibit 27 to the Quarterly Report on
           Form 10-Q for the quarterly period
           ended March 31, 1997.

 27. (vii) Restated Financial Data Schedule          Electronic
           for the quarterly period ended
           June 30, 1997, submitted as restated
           exhibit 27 to the Quarterly Report on
           Form 10-Q for the quarterly period
           ended June 30, 1997.

 27.(viii) Restated Financial Data Schedule          Electronic
           for the quarterly period ended
           September 30, 1997, submitted as
           restated exhibit 27 to the Quarterly
           Report on Form 10-Q for the quarterly
           period ended September 30, 1997.